EXHIBIT 32
Cummins Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Cummins Inc. (the “Company”) on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, N. Thomas Linebarger, Chairman and Chief Executive Officer of the Company, and Patrick J. Ward, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2017	/s/ N. THOMAS LINEBARGER
N. Thomas Linebarger
Chairman and Chief Executive Officer

February 13, 2017	/s/ PATRICK J. WARD
Patrick J. Ward
Vice President and Chief Financial Officer